UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2020

SPARTAN MOTORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-33582 (Commission File No.)	38-2078923 (IRS Employer Identification No.)

41280 Bridge Street, Novi, Michigan (Address of Principal Executive Offices)	48375 (Zip Code)

517-543-6400

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	SPAR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Spartan Motors, Inc. (the “Company”) held on May 20, 2020, the Company’s shareholders approved the First Amendment to Spartan Motors, Inc. Stock Incentive Plan (the “Plan”) to make an additional 1,200,000 shares of common stock available for issuance pursuant to the Plan. This amendment was disclosed in the Company’s proxy statement filed with the SEC on April 10, 2020.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 20, 2020, the Company held its annual meeting of shareholders, at which meeting 30,380,862 of the 35,427,135 shares outstanding and entitled to vote as of the March 23, 2020 record date were present and voted in person or by proxy. The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s proxy statement filed with the SEC on April 10, 2020.

Each of the nominees for directors listed in proposal 1 below were elected and each of the proposals 2, 3, 4, and 5 below were approved by the Company’s shareholders. The voting results are as follows:

Proposal 1: Election to the Company’s Board of Directors for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2023:

Nominee	For	Withheld	Broker Non-Votes
Angela K. Freeman	24,290,878	560,790	5,529,194
Dominic A. Romeo	23,690,646	1,161,022	5,529,194
Andrew M. Rooke	23,754,764	1,096,904	5,529,194

Proposal 2: Amendment to the Company’s Articles of Incorporation to change the name of Spartan Motors, Inc. to The Shyft Group, Inc.:

For	Against	Abstentions
29,730,915	525,703	124,244

Proposal 3: Amendment to the Spartan Motors, Inc. Stock Incentive Plan to make an additional 1,200,000 shares of common stock available for issuance under the plan:

For	Against	Abstentions	Broker Non-Votes
24,134,877	565,511	151,280	5,529,194

Proposal 4: Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstentions
29,891,105	385,782	103,975

Proposal 5: Advisory vote on the Company’s executive compensation:

For	Against	Abstentions	Broker Non-Votes
23,753,814	415,399	682,455	5,529,194

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTAN MOTORS, INC.

Dated: May 21, 2020	/s/ Ryan L. Roney
By: Ryan L. Roney
Its: Chief Legal Officer and Corporate Secretary

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